                                                                Exhibit 10.45


                           SIXTH AMENDMENT AND WAIVER

            SIXTH AMENDMENT AND WAIVER (this "Amendment"), dated as of March 11, 1998, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

            1. The Lenders hereby waive any Default or Event of Default that may have resulted from the Borrower's failure to comply with the requirement of
Section 8.4(a) of the Credit Agreement that, the Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures in the fiscal year ending 1997 exceeding $40,000,000 in the aggregate.

            2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in alphabetical order:

                        "Dollar Equivalent shall mean, on any date of
            calculation of the Borrowing Base pursuant to Section 2.2(c) of the Credit Agreement or any other date requested by the Agent, with respect to any amount in Canadian dollars, the equivalent in Dollars of such amount, determined by the Borrower using the rate at which such Canadian dollars may be exchanged into Dollars, as published on such date in the Wall Street Journal."

            3. The definition of "Eligible Accounts Receivable" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the first sentence therein in its entirety, (ii) inserting the following new first sentence in lieu thereof:
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            "Eligible Accounts Receivable" shall mean the sum of (i) Accounts of the Borrower payable in Dollars and (ii) the Dollar Equivalent of Accounts of the Borrower payable in Canadian dollars not to exceed U.S. $2,000,000 in the aggregate, in each case deemed by the Agent in its Permitted Discretion to be eligible for inclusion in the calculation of Borrowing Base.";

            (iii) delete the reference to "Schedule XVI" in clause (d), (iv) insert "Schedule XV" in lieu thereof, (v) delete each reference to "Schedule XV" in clause (f), (vi) insert "Schedule XIV" in lieu thereof, (vii) delete the reference to "Schedule XV" in clause (i) and (viii) insert "Schedule XIV" in lieu thereof.

            4. Section 2.2 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after "Eligible Accounts Receivable" in the second line of clause (b) thereof:

            "(including, but not limited to, reserves against fluctuations in the foreign exchange rate of Canadian dollars)".

            5. Section 8.18 of the Credit Agreement is hereby amended by (i) deleting the reference to "Schedule XII" therein and (ii) inserting "Schedule XIII" in lieu thereof.

            6. Schedule XIV to the Credit Agreement is hereby amended by inserting a new line setting forth the account debtor "Altrista Corporation" and the corresponding permitted percentage "up to 15.0%" immediately following the line setting forth the account debtor "Bacardi-Martini/Castleton" and the corresponding permitted percentage "up to 15.0%".

            7. Schedule XV to the Credit Agreement is hereby amended by inserting a new line setting forth the account debtor "Altrista Corporation" and the corresponding payment terms "Home canning sales between January 1 and May 31 will have net June 1 payment terms" at the end thereof.

            8. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date (as defined in Section 12 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default (after giving effect to
Section 1 of this Amendment) or Event of Default on the Sixth Amendment Effective Date, in each case both before (except with respect to Section 1 of this Amendment) and after giving effect to this Amendment.

            9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and


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delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

            11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            12. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

            13. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    ANCHOR GLASS CONTAINER CORPORATION



                                    By /s/ M. William Lightner, Jr.
                                      --------------------------------
                                    Name:  M. William Lightner, Jr.
                                    Title: Vice President and CFO


                                    BT COMMERCIAL CORPORATION,
                                      Individually, as Agent and as
                                      Co-Syndication Agent



                                    By /s/ Frank A. Chiovari
                                      --------------------------------
                                    Name:  Frank A. Chiovari
                                    Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION,
                                      Individually, as Co-Syndication Agent
                                      and Issuing Bank



                                    By /s/ Enrico A. Della Corra
                                      --------------------------------
                                    Name:  Enrico A. Della Corra
                                    Title: Vice President


                                    BANKERS TRUST COMPANY, as Issuing Bank



                                    By /s/ Frank A. Chiovari
                                      --------------------------------
                                    Name:  Frank A. Chiovari
                                    Title: Vice President

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                                    BTM CAPITAL CORPORATION


                                    By /s/ William York, Jr.
                                       ---------------------------------
                                    Name:  William York, Jr.
                                    Title: Senior Vice President




                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By /s/ Ben Landriscina
                                       ---------------------------------
                                    Name:  Ben Landriscina
                                    Title: Executive Vice President




                                    CORESTATES BANK, N.A.


                                    By /s/ John T. Haurin
                                       ---------------------------------
                                    Name:  John T. Haurin
                                    Title: Vice President




                                    FLEET BANK


                                    By /s/ Edward F. McKenney
                                       ---------------------------------
                                    Name:  Edward F. McKenney
                                    Title: Vice President




                                    KEY CORPORATE CAPITAL, INC.


                                    By /s/ John R. Kolodey
                                       ---------------------------------
                                    Name:  John R. Kolodey
                                    Title: Assistant Vice President



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                                    MELLON BANK, N.A.

                                    By /s/ Norman R. Smith
                                      ______________________________
                                    Name:  Norman R. Smith
                                    Title: Vice President

                                    NATIONAL BANK OF CANADA

                                    By /s/ Donald P. Haddad
                                      ______________________________
                                    Name:  Donald P. Haddad
                                    Title: Vice President

                                    By /s/ Eric L. Moore
                                      ______________________________
                                    Name:  Eric L. Moore
                                    Title: Vice President

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.

                                    By /s/ illegible
                                      ______________________________
                                    Name:
                                    Title: Account Executive

                                    SUMMIT COMMERCIAL/GIBRALTAR CORP.

                                    By /s/ Harvey Friedman
                                      ______________________________
                                    Name:  Harvey Friedman
                                    Title: Executive Vice President